SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
              Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant  [X]
Filed by a party other than the Registrant  [ ]

Check the appropriate box:
[ ]   Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]   Definitive Proxy Statement
[X]   Definitive Additional Materials
[ ]   Soliciting Materials Under Section 240.14a-12

                        AXP California Tax-Exempt Trust
                           AXP Discovery Series, Inc.
                           AXP Dimensions Series, Inc.
                            AXP Equity Series, Inc.
                         AXP Fixed Income Series, Inc.
                            AXP Global Series, Inc.
                       AXP Government Income Series, Inc.
                            AXP Growth Series, Inc.
                       AXP High Yield Income Series, Inc.
                     AXP High Yield Tax-Exempt Series, Inc.
                            AXP Income Series, Inc.
                         AXP International Series, Inc.
                          AXP Investment Series, Inc.
                            AXP Managed Series, Inc.
                       AXP Market Advantage Series, Inc.
                         AXP Money Market Series, Inc.
                    AXP Partners International Series, Inc.
                           AXP Partners Series, Inc.
                            AXP Sector Series, Inc.
                           AXP Selected Series, Inc.
                      AXP Special Tax-Exempt Series Trust
                             AXP Stock Series, Inc.
                           AXP Strategy Series, Inc.
                          AXP Tax-Exempt Series, Inc.
                        AXP Tax-Free Money Series, Inc.
                  AXP Variable Portfolio - Income Series, Inc.
                AXP Variable Portfolio - Investment Series, Inc.
                 AXP Variable Portfolio - Managed Series, Inc.
               AXP Variable Portfolio - Money Market Series, Inc.
                 AXP Variable Portfolio - Partners Series, Inc.
                  AXP Variable Portfolio - Select Series, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name(s) of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required

[ ]   Fee computed on table below per Exchange Act Rules
      14a-6(i)(4) and 0-11

      (1) Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------
      (2) Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------
      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined);

          ----------------------------------------------------------------------
      (4) Proposed maximum aggregated value of transaction:

          ----------------------------------------------------------------------
      (5) Total fee paid:

          ----------------------------------------------------------------------

[ ]   Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1) Amount Previously Paid:

          ----------------------------------------------------------------------
      (2) Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------
      (3) Filing Party:

          ----------------------------------------------------------------------
      (4) Date Filed:

          ----------------------------------------------------------------------

                         MANAGEMENT INFORMATION SERVICES
                                   12/13/2005
                          last modified: March 13, 2001


                         MANAGEMENT INFORMATION SERVICES
                      PROPOSED SCRIPT FOR TELEPHONE VOTING


OPENING:

When connected to the toll-free number, shareholder will hear:

--------------------------------------------------------------------------------
"Welcome. Please enter the control number located on the upper portion of your proxy card."
--------------------------------------------------------------------------------

When shareholder enters the control number, he/she will hear:

--------------------------------------------------------------------------------
"To vote as the RiverSource Fund Board recommends on all proposals, press 1 now. To vote on each proposal separately, press 0 now."
--------------------------------------------------------------------------------


OPTION 1: VOTING ALL PROPOSALS AS MANAGEMENT RECOMMENDS

If shareholder elects to vote as management recommends on all proposals, he/she will hear:

--------------------------------------------------------------------------------
"You have voted as the Board recommended. If this is correct, press 1. If incorrect, press 0."
--------------------------------------------------------------------------------

If shareholder presses 1, he/she will hear:

--------------------------------------------------------------------------------
"If you have received more than one proxy card, you must vote each card separately. If you would like to vote another proxy, press 1 now. To end this call, press 0 now."
--------------------------------------------------------------------------------

If shareholder presses 0 to indicate an incorrect vote, he/she will hear:

--------------------------------------------------------------------------------
"Your votes have been canceled. If you have received more than one proxy card, you must vote each card separately. If you would like to vote another proxy, press 1 now. To end this call, press 0 now."
--------------------------------------------------------------------------------

If shareholder elects to revote or vote another proxy, he/she is returned to the "Please enter the control number" speech (above). If shareholder elects to end the call, he/she will hear:

--------------------------------------------------------------------------------
"Thank you for voting."
--------------------------------------------------------------------------------

Call is terminated.

                         MANAGEMENT INFORMATION SERVICES
                                   12/13/2005
                          last modified: March 13, 2001

OPTION 2: VOTING EACH PROPOSAL SEPARATELY

If shareholder elects to vote each proposal separately, he/she will hear:

--------------------------------------------------------------------------------
"Proposal 1: To vote FOR all nominees, press 1. To WITHHOLD from all nominees, press 9. To WITHHOLD from an individual nominee, press 0. Make your selection now."
--------------------------------------------------------------------------------

If the shareholder votes FOR all nominees or WITHHOLDS from all nominees, the script moves to Proposal 2. If the shareholder elects to withhold from a specific nominee, he/she will hear:

--------------------------------------------------------------------------------
"Enter the two-digit number that appears in front of the nominee's name you DO NOT wish to vote for."
--------------------------------------------------------------------------------

And then,

--------------------------------------------------------------------------------
"Press 1 to withhold from another nominee or Press 0 if you have completed voting for nominees."
--------------------------------------------------------------------------------

When the shareholder has finished voting on Proposal 1 , he/she will hear:

--------------------------------------------------------------------------------
"Proposal 2: To vote FOR, press 1; AGAINST, press 9; ABSTAIN, press 0."
--------------------------------------------------------------------------------

When the shareholder has finished voting on Proposal 2, he/she will hear:

--------------------------------------------------------------------------------
"Your votes have been cast as follows (vote for each proposal is given). If this is correct, press 1 now. If incorrect, press 0."
--------------------------------------------------------------------------------

If the shareholder presses 1, he/she will hear:

--------------------------------------------------------------------------------
"If you have received more than one proxy card, you must vote each card separately. If you would like to vote another proxy, press 1 now. To end this call, press 0 now."
--------------------------------------------------------------------------------

If shareholder presses 0 to indicate an incorrect vote, he/she will hear:

--------------------------------------------------------------------------------
"Your votes have been canceled. If you have received more than one proxy card, you must vote each card separately. If you would like to vote another proxy, press 1 now. To end this call, press 0 now."
--------------------------------------------------------------------------------

If shareholder elects to revote the cancelled vote or vote another proxy, he/she is returned to the "Please enter the control number" speech (above). If shareholder elects to end the call, he/she will hear:

--------------------------------------------------------------------------------
"Thank you for voting."
--------------------------------------------------------------------------------

Call is terminated.


                         MANAGEMENT INFORMATION SERVICES
                                   12/13/2005
                          last modified: March 13, 2001

                  RIVERSOURCE FUNDS PROXY - INBOUND CALL SCRIPT

"Good __________(morning, afternoon, evening), this is __________, a representative from RiverSource Funds, formerly American Express Funds, proxy client service center. How may I help you?"

(The shareholder is most likely calling to ask a question or to vote. They should have their proxy package handy. Ask them to read you the control number on their proxy card so you can identify what type of shareholder is calling in.)

Address the shareholder questions and after you have answered their questions you may say:

"If it is convenient for you, I can record your vote over the telephone right now. Is this a convenient time for you?"

     If NO:

          "Thank you for calling. When you are ready to vote, please follow the instructions included on your proxy statement." (END CALL.)

     If YES, continue as follows:

          "This call is being recorded to ensure the accuracy of your vote. May I please have your control number, which is the 14 digit control number printed on your proxy card. "

          "May I please have you state your name, street address and the last four digits of your social security number?"

          "The proposals have been reviewed by the Board and, after careful consideration, the Board recommends that you vote FOR each proposal. Would you like to vote FOR each proposal?"

               If YES, record vote(s).

                    "Your vote has been recorded. You have voted ________, is that correct?"

                    "In the next 72 hours a confirmation will be mailed to you."

                    "Is there anything else I can help you with today?"

                          If no state: "Thank you for calling the RiverSource Funds Proxy Service Center." (END CALL.)

               If NO, then ask them, "Would you like to vote on each individual proposal? " and review each proposal with them. Record their vote(s). Confirm each of the votes by reading back the shareholder's choices.

                    "Your vote has been recorded. You have voted ________ for ____________(cover each proposal separately), is that correct?"

                    "In the next 72 hours a confirmation will be mailed to you."

                    "Is there anything else I can help you with today?" If no state: "Thank you for calling the RiverSource Funds Proxy Service Center." (END CALL.)

If the shareholder has a non-related proxy question you may transfer them to the correct area of Ameriprise Financial. Please state: "Can you please hold, I will transfer your call to the Ameriprise Financial customer service line so your questions can be answered. Once you have been transferred, you will need to enter some information using your touchtone keypad and select the correct area to address your questions."


------------------------------------------------------- -----------------------------------------------------
                     Type of Call                                       Where to Route Calls
------------------------------------------------------- -----------------------------------------------------
Ameriprise Financial & RiverSource General Calls                           1-800-862-7919
------------------------------------------------------- -----------------------------------------------------
Outside Distribution:  RiverSource Products
American Enterprise Life, American Centuroan Life,
Smith Barney and Smith Barney of NY, and Privileged                        1-800-333-3437
Assets
------------------------------------------------------- -----------------------------------------------------
American Express Trust / Participant Services Line                     1-800- 521-SAVE (7283)
------------------------------------------------------- -----------------------------------------------------

Before you begin the call transfer process please state: "Thank you for calling the RiverSource Funds Proxy Service Center." (TRANSFER CALL.)

If you receive a proxy call that requires escalation to Ameriprise Financial (upset shareholder) or the shareholder has questions too technical in nature about the proxy, please state: "Please hold one minute and I will transfer you to Georgie Holmquist, a senior manager of the Product Team - she will answer your questions. If we reach a voice mail, I will be hanging up and you will need to leave a message for Georgie. In most cases, she will return your phone call within a timeframe of 24 business hours."

Before you begin the call transfer process please state: "Thank you for calling the RiverSource Funds Proxy Service Center. Please hold while I transfer you." (TRANSFER CALL.)

(Georgie's direct dial phone number is: 612-671-2278.)

                 RIVERSOURCE FUNDS PROXY - OUTBOUND CALL SCRIPT

"Good __________(morning, afternoon, evening), this is __________, a representative from RiverSource Funds, formerly American Express Funds, proxy client service center. May I speak with (shareholder name)?"

          (If shareholder is not home tell the person answering the phone that you will call back at another time. End call.)

          If shareholder does not answer initially but is at home and is available to take the call, state the following when they get on the line: "Good __________(morning, afternoon, evening), this is __________, a representative from RiverSource Funds, formerly American Express Funds, proxy client service center. I am calling because you were a shareholder of RiverSource Funds on December 16, 2005. In December, you were sent one or more proxy statements concerning various RiverSource Fund proposals, including the approval of investment management services agreements. The purpose of my call today is to encourage you to vote. Your vote is very important to us."

"Have you received your package of proxy materials?" (If they have not received materials and would like them re-mailed, see section on Reissuing Proxy Materials.)

"Are you familiar with the proposals?  May I answer any questions for you?"

Address the shareholder questions and after you have answered their questions you may say:

"If it is convenient for you, I can record your vote over the telephone right now. Then ask: Is it this a convenient time for you?"

          If NO, When you are ready to vote, please follow the instructions included on your proxy statement. (END CALL.)

          If YES:

          "The proposals have been reviewed by the Board and, after careful consideration, the Board recommends that you vote FOR each proposal. Would you like to vote FOR each proposal?"

               If YES, record vote(s).

                    "Your vote has been recorded. You have voted ________, is that correct?"

                    "In the next 72 hours a confirmation will be mailed to you."

                    "Is there anything else I can help you with today?"

                          If no state: "Thank you for calling the RiverSource Funds Proxy Service Center." (END CALL.)

               If NO, then ask them, "Would you like to vote on each individual proposal? " and review each proposal with them. Record their vote(s). Confirm each of the votes by reading back the shareholder's choices.

                    "Your vote has been recorded. You have voted ________ for ____________(cover each proposal separately), is that correct?"

                    "In the next 72 hours a confirmation will be mailed to you."

                    "Is there anything else I can help you with today?" If no state: "Thank you for calling the RiverSource Funds Proxy Service Center." (END CALL.)

If the shareholder has a non-related proxy question you may transfer them to the correct area of Ameriprise Financial. Please state: "Can you please hold, I will transfer your call to the Ameriprise Financial customer service line so your questions can be answered. Once you have been transferred, you will need to enter some information using your touchtone keypad and select the correct area to address your questions."


------------------------------------------------------- -----------------------------------------------------
                     Type of Call                                       Where to Route Calls
------------------------------------------------------- -----------------------------------------------------
Ameriprise Financial & RiverSource General Calls                           1-800-862-7919
------------------------------------------------------- -----------------------------------------------------
Outside Distribution:  RiverSource Products
American Enterprise Life, American Centurion Life,
Smith Barney and Smith Barney of NY, and Privileged                        1-800-333-3437
Assets
------------------------------------------------------- -----------------------------------------------------
American Express Trust / Participant Services Line                     1-800- 521-SAVE (7283)
------------------------------------------------------- -----------------------------------------------------

Before you begin the call transfer process please state: "Thank you for calling the RiverSource Funds Proxy Service Center." (TRANSFER CALL.)

If you receive a proxy call that requires escalation to Ameriprise (upset shareholder) or the shareholder has questions too technical in nature about the proxy , please state: "Please hold one minute and I will transfer you to Georgie Holmquist, a senior manager of the Product Team - she will answer your questions. If we reach a voice mail, I will be hanging up and you will need to leave a message for Georgie. In most cases, she will return your phone call within a timeframe of 24 business hours. "

Before you begin the call transfer process please state: "Thank you for calling the RiverSource Funds Proxy Service Center. Please hold while I transfer you." (Transfer call.)

(Georgie's direct dial phone number is: 612-671-2278.)

If Shareholder is not interested in voting when you call please state the following: "Your vote is very important to us. When you are ready to vote, please keep in mind there are four ways to vote: by mail, by telephone, by website or by attending the shareholder meeting on Wednesday, February 15, 2006. Please vote by mail, telephone or internet even if you plan to attend the shareholder meeting. Refer to your proxy statement for more detailed voting instructions including the control number you will need to vote. I thank you for your time today. Goodbye." (End call.)

--------------------------------------------------------------------------------

                            REISSUING PROXY MATERIALS

If caller does not have the Proxy Materials:

"I would be happy to provide a new copy of the proxy and voting materials for you. I can send them to you via email or by mail. Would you prefer to receive the voting material via US Postal Service or e-mail?"

If US Postal Service is preferred:
"Mr./Ms. , may I please verify your mailing address so I may send you another copy of this material?" Verify address and make any changes. "The proxy will be mailed out in the next 24 hours and you should receive it within 3 to 5 business days. "

If E-mail is preferred:
"Mr./Ms. , may I please have your email address so I may send you another copy of this material? (Record information.) You should receive the e-mail within 24 hours. (Read back e-mail and confirm spelling, end call, note the account, follow e-mail procedure.)

--------------------------------------------------------------------------------

                 VOTING FOR SHARES SOLD AFTER DECEMBER 16, 2005

Shareholders who held shares on the date of record are entitled to vote. Please state the following: " Since you were a shareholder on the date of record, which was December 16th, 2005, you are still entitled to cast your vote. If you would like, I can go over the proxy material with you now and assist you in placing your vote."

--------------------------------------------------------------------------------

         SOLICIATION MESSAGE TO LEAVE ON SHAREHOLDER ANSWERING MACHINE:

"Hello, my name is ____________________ and I am a representative from the RiverSource Funds proxy client service center. I am calling because you were a shareholder of RiverSource Funds, formerly known as American Express Funds on December 16,2005.

"In December, you were sent one or more proxy statements concerning various RiverSource Fund proposals, including the approval of investment management agreements.

"The purpose of my call today is to encourage you to vote. Your vote is very important to us. Shareholders can vote in one of four ways: by mail, by telephone, by website or by attending a shareholder meeting on Wednesday February 15, 2006. Please vote by mail, telephone or internet even if you plan to attend the shareholder meeting. Refer to your proxy statement for more detailed voting instructions including the control number you will need to vote, the voting phone number and web address, and where to call if you have additional questions. You may also vote by mailing the card enclosed in the proxy statement. "

"If you have questions or are unable to find your proxy statement and would like to receive a new copy, please call the RiverSource Funds Proxy Client Service Center toll free at 1-877-256-6085. "

"Thank you for investing with RiverSource Funds. "

--------------------------------------------------------------------------------

                        INBOUND - OFFICE CLOSED RECORDING

"Thank you for calling the RiverSource Funds (formerly American Express Funds) Proxy Client Service Center. I am sorry but our office is currently closed. Our normal business hours are Monday through Friday 8:00 am to 8:00 pm Central Time and Saturday 10:00 am to 4:00 pm Central Time. If you are calling to vote, you can vote via touchtone phone or over the internet. Please refer to your proxy statement for more detailed voting instructions including the control number you will need to vote and the voting phone number or web address. For personal assistance, please call us back during our normal business hours. Thank you for investing with RiverSource Funds."

--------------------------------------------------------------------------------

                         INBOUND - CALL IN QUEUE MESSAGE

"Thank you for calling the RiverSource Funds (formerly American Express Funds) Proxy Client Service Center. All of our representatives are currently assisting other shareholders. Your call is important to us. Please continue to hold and your call will be answered in the order in which it was received."

The following language will appear on the RiverSource Investments and Ameriprise websites with a link to the ADP voting site on or after December 16, 2005.

Shareholders in RiverSource Funds and RiverSource Variable Portfolio Funds: Your vote is important. Mutual funds are required to get shareholders' votes for certain kinds of changes. You were mailed a proxy statement and have a right to vote on the proposed changes to your fund. One easy way to cast your vote is by accessing the proxy voting site from here. You will need the control number from your proxy card, which was mailed with your proxy statement. Click here to access the voting site.

[RIVERSOURCE(SM) LOGO]

Internet Proxy Voting Service

     [IMAGE OF PROXY CARD]             Instructions:


                                      To vote on all proposals as the directors recommend

                                       1.     Please enter the control number
                                              from your proxy card:
                                              [___][___][___][___][___]

                                       2.     [ ] Check here to vote on all
                                              proposals as the directors
                                              recommend.

                                       3.     Click on the VOTE button below.
Your vote is important.
                                              [VOTE]
This proxy is solicited on behalf
of the Board of Directors /                   OR
Trustees of the fund.
                                          To vote on each proposal separately

RiverSource Funds (formerly known      1.     Please enter the control number
as American Express Funds) are                from your proxy card:
managed by RiverSource                        [___][___][___][___][___]
Investments, LLC and distributed
by Ameriprise Financial Services,
Inc., Member NASD. Both companies      2.     Click on the VOTE button below.
are part of Ameriprise Financial,
Inc.                                          [VOTE]

                                                  Internet Proxy Voting Service
                                                        Proxy Voting Form
                                                RiverSource Large Cap Value Fund
                                                     AXP Growth Series, Inc.

                                      THE TRUSTEES RECOMMEND A VOTE "FOR" EACH OF THE FOLLOWING PROPOSALS.


Proposal 1.   ELECTION OF BOARD MEMBERS.
              (All Funds)
              ( ) FOR ALL  ( ) WITHHOLD ALL
              ( ) FOR ALL EXCEPT

              (01) [ ]  Kathleen Blatz
              (02) [ ]  Arne H. Carlson
              (03) [ ]  Patricia M. Flynn
              (04) [ ]  Anne P. Jones
              (05) [ ]  Jeffrey Laikind
              (06) [ ]  Stephen R. Lewis, Jr.
              (07) [ ]  Catherine James Paglia
              (08) [ ]  Vikki L. Pryor
              (09) [ ]  Alan K. Simpson
              (10) [ ]  Alison Taunton-Rigby
              (11) [ ]  William F. Truscott

-----------------------------------------------------------------------------------------------------------------------------------

Proposal 2.   Amend the Articles of Incorporation to permit the Board to establish      ( ) FOR ( ) AGAINST ( ) ABSTAIN
              the minimum account value and to change the name of the corporation

-----------------------------------------------------------------------------------------------------------------------------------

Proposal 3.   Approve an Investment Management Services Agreement with                  ( ) FOR ( ) AGAINST ( ) ABSTAIN
              RiverSource Investments, LLC

-----------------------------------------------------------------------------------------------------------------------------------

Proposal 4.   Not Applicable. Your fund is not seeking a vote for this proposal.        (X) Not Applicable

-----------------------------------------------------------------------------------------------------------------------------------

Proposal 5.   Not Applicable. Your fund is not seeking a vote for this proposal.        (X) Not Applicable

-----------------------------------------------------------------------------------------------------------------------------------

Proposal 6.   Not Applicable. Your fund is not seeking a vote for this proposal.        (X) Not Applicable

-----------------------------------------------------------------------------------------------------------------------------------

Proposal 7.   Approve changes in fundamental investment policies

-----------------------------------------------------------------------------------------------------------------------------------

Proposal 7A.  Diversification                                                           ( ) FOR ( ) AGAINST ( ) ABSTAIN

-----------------------------------------------------------------------------------------------------------------------------------

Proposal 7B.  Not Applicable. Your fund is not seeking a vote for this proposal.        (X) Not Applicable

-----------------------------------------------------------------------------------------------------------------------------------

Proposal 7C.  Lending                                                                   ( ) FOR ( ) AGAINST ( ) ABSTAIN


-----------------------------------------------------------------------------------------------------------------------------------

Proposal 7D.  Borrowing                                                                 ( ) FOR ( ) AGAINST ( ) ABSTAIN

-----------------------------------------------------------------------------------------------------------------------------------

                Please refer to the proxy statement for discussion of each of these matters.
                If no specification is made on a proposal, the proposal will be voted "For".

   To receive an optional email confirmation, enter your email address here: [_________________]

                         Press this button to [Submit] your Proxy Vote.

                              Please review your selections carefully before voting.
     If you vote more than once on the same Proxy, only your last (most recent) vote will be considered valid.


(C) 2000, 2001 ADP Financial Information Services, Inc. The MIS logo is a service mark of Automatic Data Processing, Inc.
   The ADP logo is a registered trademark of ADP of North America, Inc. Terms and Conditions. Privacy Statement.

                                                  Internet Proxy Voting Service
                                                        Proxy Voting Form
                                                RiverSource Large Cap Value Fund
                                                     AXP Growth Series, Inc.

                                           Thank you! Your vote has been submitted.

                                      THE TRUSTEES RECOMMEND A VOTE "FOR" EACH OF THE FOLLOWING PROPOSALS.

Proposal 1.   ELECTION OF BOARD MEMBERS.
              (All Funds)
              FOR ALL

              (01) Kathleen Blatz
              (02) Arne H. Carlson
              (03) Patricia M. Flynn
              (04) Anne P. Jones
              (05) Jeffrey Laikind
              (06) Stephen R. Lewis, Jr.
              (07) Catherine James Paglia
              (08) Vikki L. Pryor
              (09) Alan K. Simpson
              (10) Alison Taunton-Rigby
              (11) William F. Truscott

Proposal 2.   Amend the Articles of Incorporation to permit the Board to establish      FOR
              the minimum account value and to change the name of the corporation

Proposal 3.   Approve an Investment Management Services Agreement with                  FOR
              RiverSource Investments, LLC

Proposal 4.   Not Applicable. Your fund is not seeking a vote for this proposal.        Not Applicable

Proposal 5.   Not Applicable. Your fund is not seeking a vote for this proposal.        Not Applicable

Proposal 6.   Not Applicable. Your fund is not seeking a vote for this proposal.        Not Applicable

Proposal 7.   Approve changes in fundamental investment policies

Proposal 7A.  Diversification                                                           FOR

Proposal 7B.  Not Applicable. Your fund is not seeking a vote for this proposal.        Not Applicable

Proposal 7C.  Lending                                                                   FOR

Proposal 7D.  Borrowing                                                                 FOR

                Please refer to the proxy statement for discussion of each of these matters.

-----------------------------------------------------------------------------------------------------------------------------------

                                            No email confirmation has been sent.

                        [Change Vote]      [Printer Friendly Confirmation]     [Vote Another Proxy]
                                        [Exit Internet Proxy Voting Service]

(C) 2000, 2001 ADP Financial Information Services, Inc. The MIS logo is a service mark of Automatic Data Processing, Inc.
   The ADP logo is a registered trademark of ADP of North America, Inc. Terms and Conditions. Privacy Statement.

EMAIL CONFIRM

From:    proxyweb@proxyweb.com@MISADP on behalf of proxyweb@proxyweb.com
To:      [your email address]
Subject: Confirmation of Internet Proxy Vote


Your vote for Control Number *** *** *** 999 99 has been submitted to RiverSource Large Cap Value Fund for AXP Growth Series, Inc. as follows:

Proposal 1.   ELECTION OF BOARD MEMBERS. (All Funds)
..........................................FOR ALL

              (01) Kathleen Blatz..........................For
              (02) Arne H. Carlson.........................For
              (03) Patricia M. Flynn.......................For
              (04) Anne P. Jones...........................For
              (05) Jeffrey Laikind.........................For
              (06) Stephen R. Lewis, Jr....................For
              (07) Catherine James Paglia..................For
              (08) Vikki L. Pryor..........................For
              (09) Alan K. Simpson.........................For
              (10) Alison Taunton-Rigby....................For
              (11) William F. Truscott.....................For

Proposal 2.     Amend the Articles of Incorporation to
permit the Board to establish the minimum
account value and to change the name
of the corporation................................................FOR

Proposal 3.     Approve an Investment Management Services
Agreement with RiverSource Investments,
LLC...............................................................FOR

Proposal 4.     Not Applicable. Your fund is not seeking
a vote for this proposal.
...................................................................Not Applicable

Proposal 5.     Not Applicable. Your fund is not seeking
a vote for this proposal.
...................................................................Not Applicable

Proposal 6.     Not Applicable. Your fund is not seeking
a vote for this proposal.
...................................................................Not Applicable

Proposal 7.     Approve changes in fundamental investment
policies

Proposal 7A.    Diversification...................................FOR

Proposal 7B.    Not Applicable. Your fund is not seeking
a vote for this proposal.
...................................................................Not Applicable

Proposal 7C.    Lending...........................................FOR

Proposal 7D.    Borrowing.........................................FOR

[PROXY VOTE(R) LOGO]

Welcome to the most convenient, secure and fast         To submit your Proxy Voting instructions over the Internet,
online Proxy Voting service.                            complete these two simple steps:


1.  Enter your 12 or 14 digit CONTROL NUMBER*: [              ]
                                                                                                                       [in the box]
    *  Voting Instruction Form and Proxy Card recipients: This number can be found next to the label Control No. or -->[next to   ].
                                                                                                                       [the arrow ]

    *  E-mail Notification recipients: This number can be found next to the label Control Number.

2.  Select one of the following options and click on VOTE:

                 [GRAPHIC] Postal Mail Recipients                                 [GRAPHIC] E-Mail Recipients

    If you received your voting notification by Postal Mail:             If you received your voting notification by E-mail:

                                                                         Enter your 4-digit Personal Identification Number (PIN)**

                          [Vote]                                                           [    ] [Vote]

                                                                                       Forgot your PIN? Click here

                                                         [VERISIGN SECURED LOGO]

                                           Download Adobe(R) Reader(R)  |  Privacy Statement

PROXY QUICK COMPARE FOR WHOLESALERS:

Comparison of the Selling Fund (VP New Dimensions Fund) and the Buying Fund (VP Large Cap Equity Fund)

Both the Selling Fund and the Buying Fund:

o Are structured as a series of capital stock of an open-end management investment company organized as a Minnesota corporation.

o Have RiverSource Investments, LLC (the "investment manager" or "RiverSource Investments") as an investment adviser.

o Have the same policies for buying and selling shares and the same exchange rights.

o  Have the same distribution policies.

o Are available only by buying an annuity contract or life insurance policy and allocating contract values to a subaccount that invests in a Fund.

--------------------------------------------------------------------------------
For a complete comparison of the Selling Fund (VP New Dimensions Fund) and the Buying Fund (VP Large Cap Equity Fund), see page 9 of the Proxy Statement for AXP(R) Variable Portfolio - Investment Series, Inc. - RiverSource(SM) Variable Portfolio - New Dimensions Fund(R) (formerly AXP Variable Portfolio - New Dimensions Fund).
--------------------------------------------------------------------------------

----------------------- ------------------------------------------ ------------------------------------------
                        VP New Dimensions (Selling Fund)*          VP Large Cap Equity (Buying Fund)*
----------------------- ------------------------------------------ ------------------------------------------
Comparison of:
----------------------- ------------------------------------------ ------------------------------------------
Investment Objective    Seeks to provide shareholders with         Seeks capital appreciation
                        long term growth of capital
----------------------- ------------------------------------------ ------------------------------------------
Investment Strategies   Since October 2005, the Selling Fund has   The Buying Fund  has, and, since October
                        been managed in the same way as the        2005, the Selling Fund has had, a policy
                        Buying Fund.                               to invest at least 80% of its net assets
                                                                   in the common stocks of equity
                                                                   securities of companies with market
                                                                   capitalization greater than $5 billion
                                                                   at the time of purchase.

                        Prior to October 2005, the Selling Fund    Additionally, the Buying Fund is, and,
                        was managed as a growth fund and was       since October 2005, the Selling Fund has
                        permitted to invest up to 30% of its       been, managed as a core fund, with
                        total assets in foreign investments.       portions of the Fund's portfolio
                                                                   uniquely dedicated to "growth," "value,"
                                                                   and "core" investing, with no more than
                                                                   20% available to invest in foreign
                                                                   investments.

                                                                   In pursuit of the Fund's objective, the
                                                                   investment manager will hold both growth
                                                                   and value companies and at times may
                                                                   favor one more than the other based on
                                                                   available opportunities.
----------------------- ------------------------------------------ ------------------------------------------

FOR INTERNAL USE ONLY. THIS MATERIAL IS NOT FOR INSPECTION BY, DISTRIBUTION, OR QUOTATION TO, ADVISORS OR THE GENERAL PUBLIC. RiverSource Funds (formerly know as American Express Funds) are managed by RiverSource Investments, LLC and distributed by Ameriprise Financial Services, Inc., Member NASD. Both companies are part of Ameriprise Financial, Inc.

----------------------- ------------------------------------------ ------------------------------------------
                        VP New Dimensions (Selling Fund)*          VP Large Cap Equity (Buying Fund)*
----------------------- ------------------------------------------ ------------------------------------------
Fundamental Policies    The Selling Fund has a similar policy      The Buying Fund has a policy permitting
                        (to the Buying Fund) that applies to       borrowing money for temporary
(More detail** )        money or property and permits borrowing    purposes in an amount not exceeding
                        only for extraordinary or emergency        one-third of the market value of its
                        purposes.                                  total assets.

                        The Selling Fund has a similar policy      The Buying Fund has a policy that it
                        (to the Buying Fund), but does not         will not invest more than 5% of its total
                        include other investment companies in      assets in securities of any one company,
                        the exception.                             government, or political subdivision
                                                                   thereof, except the limitation will not
                                                                   apply to investments in securities issued
                                                                   by the U.S. government, its agencies, or
                                                                   instrumentalities, or other investment
                                                                   companies, and except that up to 25% of
                                                                   its total assets may be invested
                                                                   without regard to this 5% limitation.

                        The Selling Fund has a policy permitting   The Buying Fund has a policy permitting
                        the Selling Fund to lend fund securities   the Fund to lend fund securities and
                        up to 30% of its net assets. In            participate in an interfund lending
                        addition, the Selling Fund has a policy    program up to 331/3% of the value of the
                        that it may make cash loans up to 5% of    fund's total assets. This policy does
                        its total assets. The Selling Fund has a   not prohibit the Buying Fund from
                        policy prohibiting loans to the            purchasing money market securities,
                        investment manager, its board members      loans, loan participation or other debt
                        and officers and to the board members      securities, or from entering into
                        and officers of the Selling Fund.          repurchase agreements.
----------------------- ------------------------------------------ ------------------------------------------

 * Selling Fund and Buying Fund are the terms used in the proxy. The Selling Fund is the Fund that will be merged; the Buying Fund is the Fund that will receive assets.

** Changes in Fundamental Investment Policies

The fund has some investment policies that are fundamental. This means the policies can be changed only with the approval of shareholders. RiverSource Investments recommended to the Board that certain of those policies be modified in order to standardize the policies for all RiverSource funds and to eliminate unnecessary limitations. Complete information on the proposed changes appears in Exhibit B of the Proxy Statement.

RiverSource Investments believes that increased standardization will help to promote operational efficiencies and facilitate monitoring of compliance with fundamental investment policies. Adoption of a new or revised policy is not intended to change current investment techniques employed for the fund.

The Board recommends the following changes to the fund's fundamental investment policies:

A. Diversification. The Board recommends that the fund's fundamental policy with respect to diversification be revised to give the fund the maximum flexibility permitted by the Investment Company Act of 1940 (the "1940 Act") and permit the fund to invest without limit in the securities of other investment companies. Pursuant to an exemptive order granted by the Securities and Exchange Commission, the fund may invest up to 25% of its total assets in a non-publicly offered money market fund managed by investment manager (the "cash pool fund"). The investment manager anticipates that making use of the cash pool fund will benefit the fund by enhancing the efficiency of cash management and by

FOR INTERNAL USE ONLY. THIS MATERIAL IS NOT FOR INSPECTION BY, DISTRIBUTION, OR QUOTATION TO, ADVISORS OR THE GENERAL PUBLIC. RiverSource Funds (formerly know as American Express Funds) are managed by RiverSource Investments, LLC and distributed by Ameriprise Financial Services, Inc., Member NASD. Both companies are part of Ameriprise Financial, Inc.

providing increased short-term investment opportunities. If the proposal is approved, the cash pool fund is expected to serve as a principal option for managing the cash positions of the fund. Future amendments to the fund's fundamental diversification policy would continue to require shareholder approval.

B. Ten Percent Limitation in Single Issuer The 10% percent limit in the proposed policy is required under the 1940 Act. Under the 1940 Act, a fund is permitted to invest up to 25% of its assets without regard to the 10% limitation. The Board recommends that shareholders amend the policy so that it reflects the terms of the 1940 Act. The proposal is not expected to materially affect the operation of the fund. However, the adoption of the proposed investment policy will standardize investment policies.

C. Lending. The Board recommends that the fund's fundamental policies with respect to lending be replaced with the following policy:

The Fund will not lend securities or participate in an interfund lending program if the total of all such loans would exceed 331/3% of the Fund's total assets except this fundamental investment policy shall not prohibit the Fund from purchasing money market securities, loans, loan participation or other debt securities, or from entering into repurchases agreements. The proposal is not expected to materially affect the operation of the fund.

D. Borrowing. The Board recommends that the fund's fundamental policy with respect to borrowing be replaced with the following policy:

The fund may not borrow money, except for temporary purposes (not for leveraging or investment) in an amount not exceeding 331/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings) immediately after the borrowings. Funds typically borrow money to meet redemptions in order to avoid forced, unplanned sales of portfolio securities. This technique allows RiverSource Investments greater flexibility in managing the fund's cash flow.

Fees and Expenses (Table A-2, copied from the Proxy Statement)

The following table describes the fees and expenses, adjusted to reflect current fees, that you pay if you buy and hold shares of the Selling Fund or shares of the Buying Fund. The table also shows pro forma expenses of the Buying Fund assuming the proposed Reorganization had been effective during the most recent fiscal year, adjusted to reflect current fees. The table does not reflect the expenses that apply to the subaccounts or the contracts. Inclusion of these charges would increase expenses for all periods shown. The fees and expenses below exclude the costs of this Reorganization as these will be paid by Ameriprise Financial.

The information below is copied from Table A-2 in the Proxy Statement. It includes fee tables for the selling fund (VP New Dimensions Fund), buying fund (VP Large Cap Equity Fund) and VP Large Cap Equity - Pro Forma with VP New Dimensions Fund.

FOR INTERNAL USE ONLY. THIS MATERIAL IS NOT FOR INSPECTION BY, DISTRIBUTION, OR QUOTATION TO, ADVISORS OR THE GENERAL PUBLIC. RiverSource Funds (formerly know as American Express Funds) are managed by RiverSource Investments, LLC and distributed by Ameriprise Financial Services, Inc., Member NASD. Both companies are part of Ameriprise Financial, Inc.

Annual Fund Operating Expenses (expenses that are deducted from fund assets)

As a percentage of average daily net assets as of fiscal year ended Aug. 31, 2005:

VP New Dimensions (Selling Fund)
Management fees(a)                                                      0.55%
Distribution (12b-1) fees(c)                                            0.13%
Other expenses(e)                                                       0.08%
Total                                                                   0.76%

VP Large Cap Equity (Buying Fund)
Management fees(b)                                                      0.56%
Distribution (12b-1) fees(c)                                            0.13%
Other expenses(d)                                                       0.14%
Total                                                                   0.83%

VP Large Cap Equity - Pro Forma with VP New Dimensions Fund
Management fees(f)                                                      0.52%
Distribution (12b-1) fees(c)                                            0.13%
Other expenses(d)                                                       0.14%
Total                                                                   0.79%

(a) The management fee ratio shown is the actual ratio as of the Fund's most recent fiscal year end. It includes the impact of a performance incentive adjustment fee that decreased the management fee by 0.07% for VP New Dimensions. The index against which the Fund's performance is measured for purposes of determining the performance incentive adjustment was the Lipper Large Cap Growth Funds Index. Since Nov. 2005, the index against which Fund's performance is measured for the purposes of determining the performance incentive adjustment is the Lipper Large Cap Core Funds Index. If this Reorganization is not approved, VP New Dimensions management fee schedule will be modified and fees will be lower. The estimated management fee ratio under the proposed schedule based on average net assets as of 8/31/05, net of the .07% performance incentive adjustment decrease, is ..51%.

(b) The management fee ratio reflects what the ratio would be under the proposed revised management fee schedule. It includes the impact of a performance incentive adjustment fee that decreased the management fee by 0.02% for VP Large Cap Equity. The index against which the Fund's performance is measured for purposes of determining the performance incentive adjustment is the Lipper Large Cap Core Funds Index.

(c) The Fund has adopted a plan under Rule 12b-1 of the Investment Company Act of 1940. The Fund pays IDS Life Insurance Company an annual fee of up to 0.125% of average daily net assets as payment for distributing its shares and providing shareholder services. Because this fee is paid out of the Fund's assets on an on-going basis, over time this fee will increase the cost of your investment and may cost you more than paying other types of sales charges.

(d) Other expenses include taxes, brokerage commissions and other nonadvisory expenses, including administrative and custody services. The other expense ratio shown in this chart has been adjusted to reflect the new administrative fee that went into effect in October 2005, as well as the proposed transfer agent fee of .06% of average net assets.

(e) Other expenses include taxes, brokerage commissions and other nonadvisory expenses, including administrative and custody services. The other expense ratio shown in this chart has been adjusted to reflect the new administrative fee that went into effect in October 2005. This ratio does not include the proposed transfer agent fee of .06% of average net assets.

(f) The management fee ratio reflects what the ratio would be under the proposed revised management fee schedule. It includes the impact of the performance incentive adjustment that reduced the management fee by 0.02%. It also includes the impact of a special management fee waiver that will be in effect until August 2006. This special management fee waiver is estimated to reduce the management fee ratio by approximately 0.01%.

FOR INTERNAL USE ONLY. THIS MATERIAL IS NOT FOR INSPECTION BY, DISTRIBUTION, OR QUOTATION TO, ADVISORS OR THE GENERAL PUBLIC. RiverSource Funds (formerly know as American Express Funds) are managed by RiverSource Investments, LLC and distributed by Ameriprise Financial Services, Inc., Member NASD. Both companies are part of Ameriprise Financial, Inc.

PROXY QUICK COMPARE FOR WHOLESALERS:

Comparison of the Selling Fund (VP Strategy Aggressive Fund) and the Buying Fund (VP Mid Cap Growth Fund)

Both the Selling Fund and the Buying Fund:

o Are structured as a series of capital stock of an open-end management investment company organized as a Minnesota corporation.

o Have RiverSource Investments, LLC (the "investment manager" or "RiverSource Investments") as an investment adviser.

o Have the same policies for buying and selling shares and the same exchange rights.

o  Have the same distribution policies.

o Are available only by buying an annuity contract or life insurance policy and allocating contract values to a subaccount that invests in a Fund.

--------------------------------------------------------------------------------
For a complete comparison of the Selling Fund (VP Strategy Aggressive Fund) and the Buying Fund (VP Mid Cap Growth Fund), see page 9 of the Proxy Statement for AXP(R) Variable Portfolio - Investment Series, Inc. - RiverSource(SM) Variable Portfolio - Strategy Aggressive Fund (formerly AXP Variable Portfolio - Strategy Aggressive Fund)
--------------------------------------------------------------------------------

----------------------- ------------------------------------------ ------------------------------------------
                        VP Strategy Aggressive (Selling Fund) *    VP Mid Cap Growth (Buying Fund)*
----------------------- ------------------------------------------ ------------------------------------------
Comparison of:
----------------------- ------------------------------------------ ------------------------------------------
Investment Objective    Seeks to provide shareholders              Seeks to provide shareholders with growth
                        with capital appreciation.
----------------------- ------------------------------------------ ------------------------------------------
Investment Strategies   Prior to October 2005, the Selling Fund    The Buying Fund has and, since October
                        was required to invest at least 65% of     2005, the Selling Fund , has had, a
                        its total assets in the equity             policy to invest at least 80% of its net
                        securities of small- and medium sized      assets in the common stocks of
                        companies.                                 mid-capitalization companies.

                        Prior to October 2005, the Selling Fund
                        was required to invest at least 65% of     The Fund will provide shareholders with
                        its total assets in the equity             at least 60 days' notice of any change in
                        securities of small- and medium sized      the 80% policy. The investment manager
                        companies.                                 defines mid-cap companies as those
                                                                   whose market capitalization (number of
                        Since October 2005, the Selling Fund has   shares outstanding multiplied by the
                        been managed in the same way as the        share price) falls within the range of
                        Buying Fund.                               the Russell Midcap(R) Growth Index (the
                                                                   Index).

                                                                   The market capitalization range of the
                                                                   companies included within the Index was
                                                                   $1.2 billion to $15.9 billion as of Aug.
                                                                   31, 2005.
----------------------- ------------------------------------------ ------------------------------------------

FOR INTERNAL USE ONLY. THIS MATERIAL IS NOT FOR INSPECTION BY, DISTRIBUTION, OR QUOTATION TO, ADVISORS OR THE GENERAL PUBLIC. RiverSource Funds (formerly know as American Express Funds) are managed by RiverSource Investments, LLC and distributed by Ameriprise Financial Services, Inc., Member NASD. Both companies are part of Ameriprise Financial, Inc.

----------------------- ------------------------------------------ ------------------------------------------
                        VP Strategy Aggressive (Selling Fund) *    VP Mid Cap Growth (Buying Fund)*
----------------------- ------------------------------------------ ------------------------------------------
Fundamental Policies    The Selling Fund has a similar policy      The Buying Fund has a policy permitting
                        (to the Buying Fund) that applies to       borrowing money for temporary purposes
                        money or property and permits borrowing    in an amount not exceeding one-third of
                        only for extraordinary or emergency        the market value of its total assets.
** Additional detail    purposes.

                        The Selling Fund has a similar policy      The Buying Fund has a policy that it
                        (to the Buying Fund), but does not         will not invest more than 5% of its total
                        include other investment companies in      assets in securities of any one company,
                        the exception.                             government, or political subdivision
                                                                   thereof, except the limitation will not
                                                                   apply to investments in securities issued
                                                                   by the U.S. government, its agencies, or
                                                                   instrumentalities, or other investment
                                                                   companies, and except that up to 25% of
                                                                   its total assets may be invested without
                                                                   regard to this 5% limitation.

                        The Selling Fund has a similar policy      The Buying Fund has a policy that it
                        (to the Buying Fund), but does not have    will not purchase more than 10% of the
                        the 25% exception.                         outstanding voting securities of an
                                                                   issuer, except up to 25% of its total
                                                                   assets may be invested without regard
                                                                   to this 10% limitation.

                        The Selling Fund has a policy permitting   The Buying Fund has a policy permitting
                        the Selling Fund to lend fund securities   the Fund to lend fund securities and
                        up to 30% of its net assets. In            participate in an interfund lending
                        addition, the Selling Fund has a policy    program up to 331/3% of the value of the
                        that it may make cash loans up to 5% of    fund's total assets. This policy does
                        its total assets. The Selling Fund has a   not prohibit the Buying Fund from
                        policy prohibiting loans to the            purchasing money market securities,
                        investment  manager, or to board members   loans, loan participations or other debt
                        and   officers of the investment manager   securities, or from entering into
                        of the Fund. This policy simply states a   repurchase agreements.
                        prohibition of the Investment Company
                        Act of 1940 (the "1940 Act") and the
                        Fund is not required to declare this
                        policy as a fundamental policy.
----------------------- ------------------------------------------ ------------------------------------------

* Selling Fund and Buying Fund are the terms used in the proxy. The Selling Fund is the Fund that will be merged; the Buying Fund is the Fund that will receive assets.

** Changes in Fundamental Investment Policies

The fund has some investment policies that are fundamental. This means the policies can be changed only with the approval of shareholders. RiverSource Investments recommended to the Board that certain of those policies be modified in order to standardize the policies for all RiverSource funds and to eliminate unnecessary limitations. Complete information on the proposed changes appears in Exhibit B of the Proxy Statement.

FOR INTERNAL USE ONLY. THIS MATERIAL IS NOT FOR INSPECTION BY, DISTRIBUTION, OR QUOTATION TO, ADVISORS OR THE GENERAL PUBLIC. RiverSource Funds (formerly know as American Express Funds) are managed by RiverSource Investments, LLC and distributed by Ameriprise Financial Services, Inc., Member NASD. Both companies are part of Ameriprise Financial, Inc.

RiverSource Investments believes that increased standardization will help to promote operational efficiencies and facilitate monitoring of compliance with fundamental investment policies. Adoption of a new or revised policy is not intended to change current investment techniques employed for the fund.

The Board recommends the following changes to the fund's fundamental investment policies:

A. Diversification. The Board recommends that the fund's fundamental policy with respect to diversification be revised to give the fund the maximum flexibility permitted by the 1940 Act and permit the fund to invest without limit in the securities of other investment companies. Pursuant to an exemptive order granted by the Securities and Exchange Commission, the fund may invest up to 25% of its total assets in a non-publicly offered money market fund managed by investment manager (the "cash pool fund"). The investment manager anticipates that making use of the cash pool fund will benefit the fund by enhancing the efficiency of cash management and by providing increased short-term investment opportunities. If the proposal is approved, the cash pool fund is expected to serve as a principal option for managing the cash positions of the fund. Future amendments to the fund's fundamental diversification policy would continue to require shareholder approval.

B. Ten Percent Limitation in Single Issuer The 10% percent limit in the proposed policy is required under the 1940 Act. Under the 1940 Act, a fund is permitted to invest up to 25% of its assets without regard to the 10% limitation. The Board recommends that shareholders amend the policy so that it reflects the terms of the 1940 Act. The proposal is not expected to materially affect the operation of the fund. However, the adoption of the proposed investment policy will standardize investment policies.

C. Lending. The Board recommends that the fund's fundamental policies with respect to lending be replaced with the following policy:

The Fund will not lend securities or participate in an interfund lending program if the total of all such loans would exceed 331/3% of the Fund's total assets except this fundamental investment policy shall not prohibit the Fund from purchasing money market securities, loans, loan participation or other debt securities, or from entering into repurchases agreements. The proposal is not expected to materially affect the operation of the fund.

D. Borrowing. The Board recommends that the fund's fundamental policy with respect to borrowing be replaced with the following policy:

The fund may not borrow money, except for temporary purposes (not for leveraging or investment) in an amount not exceeding 331/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings) immediately after the borrowings. Funds typically borrow money to meet redemptions in order to avoid forced, unplanned sales of portfolio securities. This technique allows RiverSource Investments greater flexibility in managing the fund's cash flow.

Fees and Expenses (Table A-2, copied from the Proxy Statement)

The following table describes the fees and expenses, adjusted to reflect current fees that you pay if you buy and hold shares of the Selling Fund or shares of the Buying Fund. The table also shows pro forma expenses of the Buying Fund assuming the proposed Reorganization had been effective during the most recent fiscal year, adjusted to reflect current fees. As of the end of the most recent fiscal year, the expense ratios for the Buying Fund were higher than the expense ratios for the Selling Fund, adjusted to reflect current fees. As a result, approval of the Reorganization, may result in higher expenses for the Selling Fund shareholders.

The table does not reflect the expenses that apply to the subaccounts or the contracts. Inclusion of these charges would increase expenses for all periods shown. The fees and expenses below exclude the costs of this Reorganization as these will be paid by Ameriprise Financial.

FOR INTERNAL USE ONLY. THIS MATERIAL IS NOT FOR INSPECTION BY, DISTRIBUTION, OR QUOTATION TO, ADVISORS OR THE GENERAL PUBLIC. RiverSource Funds (formerly know as American Express Funds) are managed by RiverSource Investments, LLC and distributed by Ameriprise Financial Services, Inc., Member NASD. Both companies are part of Ameriprise Financial, Inc.

The information below is copied from Table A-2 in the Proxy Statement, page 16. It includes fee tables for the selling fund (VP Strategy Aggressive ), buying fund (VP Mid Cap Growth Fund) and VP Mid Cap Growth - Pro Forma with VP Strategy Aggressive.

Annual Fund Operating Expenses (expenses that are deducted from fund assets)

As a percentage of average daily net assets as of fiscal year ended Aug. 31, 2005:

VP Strategy Aggressive (Selling Fund)
Management fees(a)                                            0.56%
Distribution (12b-1) fees(c)                                  0.13%
Other expenses(d)                                             0.10%
Total                                                         0.79%

VP Mid Cap Growth (Buying Fund)
Management fees(b)                                            0.63%
Distribution (12b-1) fees(c)                                  0.13%
Other expenses(e)                                             0.17%
Total(f)                                                      0.93%

VP Mid Cap Growth - Pro Forma with VP Strategy
Aggressive
Management fees(b)                                            0.63%
Distribution (12b-1) fees(c)                                  0.13%
Other expenses(e)                                             0.15%
Total(g)                                                      0.91%

(a) The management fee ratio shown is the actual fee ratio as of the most recent fiscal year end. It includes the impact of a performance incentive adjustment fee that decreased the management fee by 0.07% for VP Strategy Aggressive. The index against which the Fund's performance is measured for purposes of determining the performance incentive adjustment is the Lipper Mid Cap Growth Funds Index. If this Reorganization is not approved, there is a separate proposal to modify VP Strategy Aggressive's management fee schedule. The estimated management fee ratio under the new schedule based on average net assets as of 8/31/05, net of the 0.07% performance incentive adjustment decrease, is .53%.

(b) The management fee ratio reflects what the ratio would be under the proposed revised management fee schedule. For more information on the proposed change in the management fee, please refer to Exhibit B. It includes the impact of a performance incentive adjustment fee that decreased the management fee by 0.07% for VP Mid Cap Growth. The index against which the Fund's performance is measured for purposes of determining the performance incentive adjustment is the Lipper Mid Cap Growth Funds Index.

(c) The Fund has adopted a plan under Rule 12b-1 of the Investment Company Act of 1940. The Fund pays IDS Life Insurance Company an annual fee of up to 0.125% of average daily net assets as payment for distributing its shares and providing shareholder services. Because this fee is paid out of the Fund's assets on an on-going basis, over time this fee will increase the cost of your investment and may cost you more than paying other types of sales charges.

(d) Other expenses include taxes, brokerage commissions and other nonadvisory expenses, including administrative and custody services. The other expense ratio for the selling fund has been adjusted to reflect the new administrative fee that went into effect in October 2005. It does not include the proposed transfer agent fee.

(e) Other expenses include taxes, brokerage commissions and other nonadvisory expenses including administrative and custody services. The other expenses ratios have been adjusted to reflect the new administrative fee that went into effect October 2005 as well as the proposed transfer agent fee.

(f) For VP Mid Cap Growth, the investment manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until Aug. 31, 2006, unless sooner terminated at the discretion of the Fund's Board. Any amount waived will not be reimbursed by the Fund. Under this agreement, for the first year after the Reorganization, net expenses, before giving effect to any performance incentive adjustment, will not exceed 1.1%. Total expenses reflected in the table above are below this cap.

(g) If shareholders approve the Reorganization, the investment manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses for a period of 5 years following the implementation of the Reorganization, unless sooner terminated at the discretion of the Fund's Board. Any amounts waived will not be reimbursed by the Fund. Under this agreement, for the first year after the Reorganization, net expenses, before giving effect to any performance incentive adjustment, will not exceed 1.0%. Total expenses reflected in the table above are below this cap.

FOR INTERNAL USE ONLY. THIS MATERIAL IS NOT FOR INSPECTION BY, DISTRIBUTION, OR QUOTATION TO, ADVISORS OR THE GENERAL PUBLIC. RiverSource Funds (formerly know as American Express Funds) are managed by RiverSource Investments, LLC and distributed by Ameriprise Financial Services, Inc., Member NASD. Both companies are part of Ameriprise Financial, Inc.